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                   Prudential Global Total Return Fund, Inc.
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            Supplement to the Prospectus and Statement of Additional
                     Information as filed February 28, 2002

                       Supplement dated December 23, 2002

   Effective November 20, 2002, the Fund is permitted to include investment grade U.S. or foreign mortgages and mortgage-related securities and U.S. or foreign long-term bank debt securities as part of the Fund's principal (65% of total assets) investment strategies. In addition, effective September 5, 2002, Steve Koomar resigned from the Fixed-Income group and was replaced by Robert Tipp and Michael Goosay, as co-portfolio managers.

   The information in this supplement supersedes any contrary information that may be contained either in the prospectus or in the statement of additional information (SAIs) to which this supplement relates.

   The prospectus section generally entitled 'Investment Objective and Policies' is amended as follows:

   In pursuing our objective, we normally invest at least 65% of the Fund's total assets in income-producing debt securities of U.S. and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities, investment grade U.S. or foreign mortgages and mortgage-related securities, and U.S. or foreign short-term and long-term bank debt securities or bank deposits.

   Mortgage-related securities are subject to credit risk, which is the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. In addition, the values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. These values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the security

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declines. Mortgage-backed security strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and collateralized mortgage obligations.

   The prospectus section entitled 'Portfolio Managers' is amended as follows:

   PIM's Fixed Income Group manages approximately $145 billion for Prudential's retail investors, institutional investors, and policyholders, as of September 30, 2002. Senior Managing Director James J. Sullivan heads the Group. Patricia
L. Cook is Chief Investment Officer.

   Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

   Ms. Cook joined PIM as Chief Investment Officer in 2001, from Fischer Francis Trees & Watts, where she was most recently Managing Director of Alternative Investments. She has more than 23 years of investment experience as a fixed-income portfolio manager, analyst, and trader.

   The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed income market: US and non-US government bonds and mortgages, US and non-US investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.

   All Funds are managed in teams, led by designated portfolio manager(s) who develop and coordinate investment strategy utilizing the following approach:

- 'Top-down' investment decisions such as duration, yield curve and sector positioning are made consistent with a PIM Fixed Income-wide Strategic Outlook, while 'bottom-up' security selection is done by individual sector teams, which vary depending on the Fund.

- The Strategic Outlook is developed quarterly by a team led by the Chief Investment Officer. The Strategic Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield

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  curve, and risk levels in each major bond market, both US and globally.

- The portfolio managers develop the Fund's investment strategy within the framework of the Strategic Outlook and the Fund's investment objective, restrictions, policies, and benchmark.

- Once sector allocations are determined, the portfolio managers coordinate with the individual sector teams to implement the strategy through security selection and trading. All security selection is research-based. Corporate bond selection is based on fundamental credit research, and government and mortgage security selection is based on quantitative research. Extensive quantitative resources and a large credit research staff support the portfolio managers and sector teams.

- The Fund's risk exposure is monitored continually and is adjusted as warranted.

   Robert Tipp and Michael Goosay are jointly responsible for the day-to-day management of the Prudential Global Total Return Fund.

   Robert Tipp is Chief Investment Strategist of Prudential Fixed Income and co-manager of Global Bonds, Core Plus and Asset-Liability Portfolios. Previously, Robert was co-head of Prudential Financial's institutional fixed income business and he held several portfolio management and investment strategist positions at the firm. Prior to joining Prudential in 1991, Robert was Director of Portfolio Strategies Group at First Boston Corporation. He has 19 years investment experience as an analyst, portfolio manager, and investment strategist.

   Michael Goosay joined PIM in September 2002 as co-manager of Global Bonds. Most recently, he was Vice President and International Portfolio Manager at GE Asset Management. Before joining GE in 2000, Mike was with Prudential for eight years in a variety of international fixed income strategy and portfolio management positions.

   Investment Strategy: The portfolio managers seek to outperform their benchmark while controlling portfolio risk. They focus on developed market government and mortgage debt and currencies, as well as high-grade and high-yield US and non-US corporate and emerging market debt securities.

   The statement of additional information section entitled 'Investment Advisory and Other Services - Manager and Investment

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Adviser' is amended to delete the section on U.S. Liquidity and add the following:

   Prudential Investments' Fixed Income Group includes the following sector teams that may contribute towards security selection in addition to the sector team described in this prospectus.

                                Global Liquidity
Asset Under Management: $37 billion as of September 30, 2002.
Team Leader: Peter Cordrey General Investment Experience: 21 years.
Portfolio Managers: 8 Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.
Sector: Government and mortgage securities of US and non-US issuers. Investment Strategy: Focus is on high quality, liquidity and controlled risk.

                                   Corporates
Assets Under Management: $48 billion as of September 30, 2002.
Team Leader: Steven Kellner, CFA. General Investment Experience: 16 years, which includes team members with significant mutual fund experience.
Sector: U.S. investment grade corporate securities.
Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

                                 Money Markets
Assets Under Management: $42 billion as of September 30, 2002.
Team Leader: Joseph Tully. General Investment Experience: 19 years. Portfolio Managers: 8. Average General Investment Experience: 15 years.
Sector: High-quality short-term securities, including both taxable and tax-exempt instruments.

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Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.
                                   High Yield
Assets Under Management: $7 billion as of September 30, 2002.
Team Leader: Paul Appleby. General Investment Experience: 16 years.
Portfolio Managers: 6. Average General Investment Experience: 17 years, which includes team members with significant mutual fund experience.
Sector: Below-investment grade corporate securities.
Investment Strategy: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriates. The term uses a relative value approach.

                                Emerging Market
Assets Under Management: $2 billion.
Team Leader: David Bessey. General Investment Experience: 13 years. Portfolio Manager: 1 Average General Investment Experience: 13 years, which includes a team member with significant mutual fund experience.
Sector: Government and corporate securities and foreign issuers.
Investment Strategy: Focus is on active, research-based approach, with value added through country, sector and security selection, including tactical rotation between corporate and sovereign securities.